MERRILL LYNCH
PHOENIX
FUND, INC.






FUND LOGO






Semi-Annual Report

January 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.





Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543

MERRILL LYNCH PHOENIX FUND, INC.


DEAR SHAREHOLDER

Although the partial shutdown of the US Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth continued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by modestly lowering short-term interest rates in both December and January. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

Portfolio Matters
During the January quarter, Merrill Lynch Phoenix Fund, Inc. underperformed relative to the US stock market in general. As was the case during the quarter ended October 31, 1995, in a liquidity-driven stock market environment, the best performers are likely to be large-capitalization, quality companies, which are not in the Fund's universe of potential investments. In addition, negative investor sentiment toward three important areas of investment for the Fund--retail, cable television, and so-called "broken" or "busted" technology issues--negatively impacted the Fund's performance. (For a complete listing of the Fund's ten largest holdings and five largest industries, see page 19 of this report to shareholders.) During the January quarter, retailing stocks came under pressure on news of a poor holiday season, and technology shares declined as investors reassessed the sector's prospects in an environment of slowing economic growth. Although the new telecommunications bill was enacted in early February, the uncertainty over its passage caused share price declines for cable television companies during the January quarter.

While performance of our largest retailing, cable television and technology holdings will continue to have a significant impact on Fund performance, there are other major holdings that play an important part in the Fund's portfolio, such as our investment in National Education Corp., which was established in 1992. The company has had a series of disappointing earnings results since our purchase. Recently, National Education's new chief executive officer sold off its unprofitable education center business for high-school equivalency training and focused on the high-profit, high-growth computer-based training business. This restructuring has already resulted in higher earnings and a significantly higher share price. While we remain positive on the company's prospects for the longer term, we took partial profits in our National Education holding during the quarter since this small-capitalization issue was significantly overweighted in the portfolio following its share price appreciation.

Corning Inc. is another of our largest investments. This conglomerate manufactures specialty materials, optical fiber and cookware. In addition, Corning is one of the country's largest clinical laboratory service providers through its MetPath subsidiary. Over the past year, the company's laboratory services and cookware divisions have been performing below their historical levels. We believe that Corning's management will address these troubled businesses either by selling them off or making the drastic changes that are needed to return them to profitability. As a result, the company will be able to focus on the growing and profitable specialty materials and optical fibers businesses, which we expect will enhance profitability and benefit its share price.

As the stock market continues to set new highs, it becomes more difficult for us to identify industry groups that are sharply undervalued, with retailing representing the major exception. During the January quarter, however, we did find value in a variety of companies in disparate industries, such as banking, natural gas and telecommunications equipment.

Dime Bancorp, Inc. is the largest thrift institution in New York state. Recent earnings have been negatively impacted by a declining interest rate spread. We believe management has done a good job in building the company's franchise value during this difficult time by making strategic acquisitions and growing deposits. Given the low price/book value and price/earnings ratios for Dime Bancorp's shares, they possess good upside potential, in our estimation.

As we have mentioned, the delay in passing the telecommunications bill led to price declines for a number of stocks in this area. In addition to cable television stocks, telecommunications equipment companies were negatively impacted by the delayed legislation as telecommunications providers held off placing new orders. As a result, the shares of The Allen Group, Inc. and Tekelec Inc. became oversold, and we added them to the Fund's portfolio. Allen Group is a leading supplier of wireless telecommunications equipment, and Tekelec manufactures products which design, maintain, and operate the equipment used by the telephone operating companies. We believe the order slowdown for telecommunications equipment is temporary, and that we are at the beginning of a long-term capital spending cycle. We expect share price valuations for these and other equipment suppliers to advance sharply in the years ahead.

The share price of Novell Inc. declined dramatically because of problems in its applications division and uncertainty regarding its networking business. The announced sale of the applications division will remove an unprofitable operation and allow management to concentrate on its higher-growth businesses. We believe that the company's excellent balance sheet and large installed base make Novell unusually attractive.

During the January quarter, we sold our investment in Kmart Corp. common stock following the company's announcement of a $1.2 billion "shelf registration" of new, unspecified securities. We viewed the issuance of these securities as potentially highly dilutive for common stockholders. However, since we remain confident in Kmart's ability to recover from its current difficulties, we purchased the company's debt following the sale of the common stock. We will re-evaluate this investment once the new securities are issued and adjust our investment in Kmart accordingly.

Other portfolio sales during the January quarter were Gaylord
Container Corp., The Liposome Company Inc. and Weatherford Enterra, Inc. Shares of these companies appreciated significantly and met our target prices.

In Conclusion
As discussed in our October 31, 1995 report to shareholders, as contrarian investors we expect our holdings to experience periods of underperformance from time to time. We continue to believe that current poor investor expectations for retailing, telecommunications and "broken" technology companies more than discount the challenges they are facing. If there is an improvement in the economic outlook, we would expect more positive investor sentiment to develop for the retail and "broken" technology industries. Regarding telecommunications companies, we believe that once investors perceive their improved prospects now that the new legislation has been passed, a corresponding increase in their share prices is likely to follow.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President




(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager


February 29, 1996






PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +21.86%        +15.46%
Five Years Ended 12/31/95                 +20.71         +19.41
Ten Years Ended 12/31/95                  +13.79         +13.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +20.68%        +16.68%
Five Years Ended 12/31/95                 +19.50         +19.50
Inception (10/21/88)
through 12/31/95                          +11.32         +11.32

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +20.67%        +19.67%
Inception (10/21/94)
through 12/31/95                           +9.78          +9.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +21.61%        +15.23%
Inception (10/21/94)
through 12/31/95                          +10.69          +5.80

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)


Recent Performance Results
                                                                                                     12 Month         3 Month
                                                        1/31/96        10/31/95       1/31/95        % Change        % Change
ML Phoenix Fund, Inc. Class A Shares*                    $12.80         $12.70         $11.23         +15.50%(1)     + 0.80%(2)
ML Phoenix Fund, Inc. Class B Shares*                     12.50          12.42          11.01         +15.08(1)      + 0.65(2)
ML Phoenix Fund, Inc. Class C Shares*                     12.43          12.35          10.98         +14.75(1)      + 0.66(2)
ML Phoenix Fund, Inc. Class D Shares*                     12.80          12.69          11.23         +15.50(1)      + 0.88(2)
Dow Jones Industrial Average**                         5,395.30       4,755.48       3,843.86         +40.36         +13.45
Standard & Poor's 500 Index**                            636.02         581.50         470.42         +35.20         + 9.38
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                                   +20.05(3)      + 2.43(4)
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                                   +18.88(5)      + 2.12(6)
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                                   +18.75(7)      + 2.13(6)
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                                   +19.82(8)      + 2.41(9)
Dow Jones Industrial Average--Total Return**                                                          +43.97         +14.12
Standard & Poor's 500 Index--Total Return**                                                           +38.63         +10.01

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.183 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.001 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.528 per share ordinary income dividends and $0.183 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.209 per share ordinary income dividends and $0.001 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.432 per share ordinary income dividends and $0.183 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.183 per share ordinary income dividends and $0.001 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.454 per share ordinary income dividends and $0.183 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.502 per share ordinary income dividends and $0.183 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.196 per share ordinary income dividends and $0.001 per share capital gains distributions.





Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --            --           + 2.67%
1983                                 9.60       11.69       $ 0.470        $0.370         +31.05
1984                                11.69       10.65         1.520         0.620         + 9.93
1985                                10.65       12.00         0.980         0.710         +30.28
1986                                12.00       12.39         1.010         0.610         +16.92
1987                                12.39       10.50         1.551         0.676         + 0.95
1988                                10.50       11.78         1.790         0.329         +33.18
1989                                11.78       12.49         0.428         0.508         +13.87
1990                                12.49        8.08         1.623         0.396         -20.66
1991                                 8.08        9.90         0.645         0.494         +37.01
1992                                 9.90       11.73         0.057         0.670         +26.69
1993                                11.73       13.45         0.820         0.826         +29.54
1994                                13.45       11.15         0.729         0.777         - 6.48
1995                                11.15       12.90         0.183         0.528         +21.86
1/1/96--1/31/96                     12.90       12.80          --            --           - 0.78
                                                            -------        ------
                                                      Total $11.806  Total $7.514

                                                  Cumulative total return as of 1/31/96: +595.86%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086        $0.144         + 0.35%
1989                                11.77       12.45         0.428         0.409         +12.78
1990                                12.45        8.06         1.623         0.271         -21.54
1991                                 8.06        9.83         0.645         0.429         +35.66
1992                                 9.83       11.55         0.057         0.639         +25.37
1993                                11.55       13.24         0.820         0.661         +28.23
1994                                13.24       10.95         0.729         0.657         - 7.40
1995                                10.95       12.62         0.183         0.432         +20.68
1/1/96--1/31/96                     12.62       12.50          --            --           - 0.95
                                                             ------        ------
                                                       Total $4.571  Total $3.642

                                                  Cumulative total return as of 1/31/96: +114.36%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.31      $10.91        $0.314        $0.172         - 7.35%
1995                                10.91       12.55         0.183         0.454         +20.67
1/1/96--1/31/96                     12.55       12.43          --            --           - 0.96
                                                             ------        ------
                                                       Total $0.497  Total $0.626

                                                   Cumulative total return as of 1/31/96: +10.73%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.57      $11.16        $0.314        $0.186         - 7.17%
1995                                11.16       12.91         0.183         0.502         +21.61
1/1/96--1/31/96                     12.91       12.80          --            --           - 0.85
                                                             ------        ------
                                                       Total $0.497  Total $0.688

                                                   Cumulative total return as of 1/31/96: +11.93%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS
                                                                                                          Value     Percent of
Industry                   Shares Held                Investments                          Cost         (Note 1a)   Net Assets
Discount to Assets

Cable                          400,000     Comcast Corporation--Special (Class A)      $  6,116,502     $  8,000,000    1.1%

Day-Care Centers               700,000   ++Kinder-Care Learning Centers, Inc.             8,607,500        8,837,500    1.2

                                           Total Discount to Assets                      14,724,002       16,837,500    2.3

Earning Turnarounds

Airlines                     1,280,000   ++Mesa Airlines, Inc.                            8,833,522       10,240,000    1.4

Auto & Truck                   309,600     Federal--Mogul Corp.                           5,423,254        5,998,500    0.8

Banking & Financial            836,200   ++California Federal Bank, FSB                   8,220,209       13,065,625    1.8
                                53,000   ++California Federal Bank, FSB Goodwill
                                             Certificates                                   190,803          324,625    0.0
                             1,102,200     Dime Bancorp, Inc.                            12,052,532       12,813,075    1.8
                               700,000     Roosevelt Financial Group Inc.                11,817,863       12,075,000    1.7

Cable                        1,669,500   ++Century Communications Corp. ++++             13,560,099       12,729,938    1.8

Computers & Peripherals      2,200,000   ++Tandem Computers, Inc.                        28,034,235       20,625,000    2.9

Consumer Products            1,500,000     The Topps Co., Inc.                           10,330,067        7,687,500    1.1
                               700,000     Tyco Toys, Inc.                                3,272,500        3,587,500    0.5

Diversified                    500,000     Specialty Equipment Companies Inc.             4,937,500        5,562,500    0.8

Electronics                    300,000     Integrated Device Technology, Inc.             3,617,505        3,937,500    0.5

Energy Related                 305,000     Apache Corp.                                   8,100,800        8,196,875    1.1
                               271,900     Nowsco Well Service Ltd.                       2,446,366        3,779,683    0.5
                               700,000     Total Petroleum (North America) Ltd.           7,310,674        6,168,750    0.9

Environmental                  930,000   ++Matrix Service Co. ++++                        8,370,557        3,894,375    0.5
                               900,000   ++TETRA Technologies, Inc. ++++                  6,881,282       14,175,000    2.0

Health Care                    884,200   ++NeoRx Corp. ++++                               5,788,067        7,847,275    1.1

Home Builders                  864,000   ++NVR, Inc. ++++                                 4,950,221        8,964,000    1.2
                                53,828     NVR, Inc. (Warrants)(a)                          235,498          114,385    0.0

Leisure &                    2,525,000   ++CST Entertainment Imaging, Inc. (b) ++++       4,268,312        2,051,563    0.3
Entertainment

Manufacturing                  229,400   ++Lamson & Sessions Co.                          1,065,019        1,921,225    0.3

Oil Services                   239,025   ++Computalog Ltd.                                1,962,717        1,476,750    0.2
                               840,000   ++Rowan Companies, Inc.                          5,968,942        9,135,000    1.3

Precision Instruments          250,000   ++Esterline Technology Corp.                     2,130,397        5,625,000    0.8

Restaurants                    965,519   ++Houlihan's Restaurant Group, Inc. ++++         3,468,750        4,827,595    0.7

Retail                       1,939,100     CML Group, Inc.                               15,990,963        7,756,400    1.1
                             1,963,300   ++Service Merchandise Company, Inc.             10,726,295        9,325,675    1.3

Telecommunications             500,000     Tekelec Inc.                                   4,695,002        5,625,000    0.8
Equipment
                                           Total Earning Turnarounds                    204,649,951      209,531,314   29.2


SCHEDULE OF INVESTMENTS (continued)
                           Face Amount/                                                                   Value     Percent of
Industry                   Shares Held                Investments                          Cost         (Note 1a)   Net Assets
Financial Restructuring

Aerospace &                  2,360,000   ++Ladish Co., Inc. ++++                       $  2,864,038     $    885,000    0.1%
Industrial Products

Airlines                   $18,475,000   ++Continental Airlines Holdings, Inc., Secured
                                             Equipment Trust Certificates, 12.125%
                                             due 4/15/1996                                1,691,016        2,817,438    0.4

Beverages                  $15,000,000   ++Heileman Acquisition Co., Senior
                                             Subordinated Notes, 9.625% due
                                             1/31/2004                                    2,787,500        4,050,000    0.6

Chemicals                      360,000   ++Specialty Chemical Resources, Inc. ++++        3,579,642          630,000    0.1

Consumer Products          $ 6,700,000   ++Polly Peck International Finance N.V.,
                                             Convertible Preferred Shares, 7.25%
                                             due 1/04/2005                                  241,200          284,750    0.0

Energy                          66,523   ++Great Bay Power Corp.                          1,322,835          498,922    0.1

Engineering                    524,598   ++EMCOR Group, Inc.                              2,975,150        5,377,129    0.7

Industrial Services        $24,500,000   ++Anacomp, Inc., Senior Subordinated Notes,
                                             15.00% due 11/01/2000                       17,565,312       17,885,000    2.5

Leisure &                    3,600,000   ++TMM, Inc.                                      3,276,000          342,000    0.0
Entertainment

Real Estate                $14,826,000   ++Olympia & York Maiden Lane Finance Corp.,
                                             Secured Notes, 10.375% due 12/31/1995 (c)    6,626,202        6,894,090    1.0
                               625,000   ++Resurgence Properties Inc. ++++                5,468,750        5,156,250    0.7

Retail                         443,361   ++Zale Corp. Litigation Limited Partnership
                                             Shares                                               0                0    0.0

Textiles                   $ 2,000,000   ++The Bibb Company, Senior Subordinated
                                             Notes, 13.875% due 8/01/1999                   745,000          740,000    0.1
                           $ 2,000,000   ++The Bibb Company, Senior Subordinated
                                             Notes, 14.00% due 10/01/1999                   798,750          760,000    0.1

                                           Total Financial Restructuring                 49,941,395       46,320,579    6.4

High Yield

Cable                      $ 5,910,000     Scott Cable, Subordinated Debentures,
                                             12.25% due 4/15/2001                         4,626,300        3,605,100    0.5

Energy                     $17,100,000     WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002                               13,955,500        7,182,000    1.0

Engineering                $ 4,931,500     EMCOR Group, Inc., A Notes, 7.00%
                                             due 12/15/1997                               4,741,076        4,882,185    0.7

Furniture                  $ 6,350,000     Levitz Furniture Inc., Senior Notes,
                                             12.375% due 4/15/1997                        5,769,125        5,842,000    0.8

Home Builders              $ 4,100,000   ++Baldwin Homes, 10.375% due 8/01/2003           2,624,000        1,886,000    0.3


SCHEDULE OF INVESTMENTS (continued)
                           Face Amount/                                                                   Value     Percent of
Industry                   Shares Held                Investments                          Cost         (Note 1a)   Net Assets
High Yield (concluded)

Leisure &                  $10,000,000     Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13.00%
                                             due 1/15/2003                             $  7,974,375     $  8,350,000    1.2%
                           $11,000,000     Genmar Holdings, Inc., Senior Subordinated
                                             Notes, 13.50% due 7/15/2001                 11,000,000       10,175,000    1.4
                               330,000     Live Entertainment Inc., 5.00% Convertible
                                             Preferred (Series B)                         1,546,875        1,980,000    0.3
                           $ 7,500,000     Live Entertainment Inc., Senior
                                             Subordinated Notes, 12.00% due 3/23/1999     5,643,750        5,775,000    0.8
                           $ 5,000,000     Trump Castle Funding Inc., 11.75% due
                                             11/15/2003                                   3,117,883        4,475,000    0.6
                           $ 7,605,000     U.S. Trails Inc., Secured Notes, 12.00%
                                             due 7/15/1998                                5,346,125        5,095,350    0.7

Printing &                 $ 5,532,000     San Jacinto Holdings Inc., Senior
Publishing                                 Subordinated Notes, 8.00% due 12/31/2000       4,246,920        4,591,560    0.6

Real Estate                $ 5,150,000     Granite Development Partners L.P., Senior
                                             Notes (Series B), 10.83% due 11/15/2003      4,475,750        4,326,000    0.6

Retail                     $ 5,000,000     Kmart Corp., 8.56% due 4/21/1997               4,375,000        4,660,750    0.6

Transportation             $ 4,500,000     Tiphook Finance Corp., Unsecured
                                             Guaranteed Notes, 10.75% due
                                             11/01/2002                                   3,440,000        3,420,000    0.5

                                           Total High Yield                              82,882,679       76,245,945   10.6

Operational Restructuring

Apparel & Textile              717,000   ++Texfi Industries, Inc. ++++                    3,857,425        1,882,125    0.3

Banking & Financial            200,000     Student Loan Marketing Association             6,961,462       14,725,000    2.0

Cable                          850,000   ++Cox Communications, Inc. (Class A)            14,818,089       17,743,750    2.5

Computer Related               222,200     Novell Inc.                                    2,844,160        2,944,150    0.4

Computer Software &            600,000   ++Borland International, Inc.                    5,291,876       11,025,000    1.5
Services                     1,214,900   ++Computervision Corporation                     3,670,341       15,034,387    2.1

Computers &                  4,000,000   ++Amdahl Corp.                                  36,051,936       29,250,000    4.1
Peripherals                    550,000     Storage Technology Corp.                      13,513,109       14,575,000    2.0

Diversified                  1,100,000   ++ADT Limited (ADR)*                             8,476,646       15,950,000    2.2
                               500,000     Corning Inc.                                  14,950,168       15,625,000    2.2
                               407,500   ++National Patent Development Corp. ++++         5,552,754        3,845,781    0.5
                               157,400   ++TPI Enterprises, Inc.                            692,950          373,825    0.0

Electronics                  5,400,000   ++Automated Security (Holdings) PLC (ADR)*      16,600,584        4,725,000    0.7

Energy Related                 800,000     Oryx Energy Co.                               10,292,451       10,500,000    1.5

Environmental                2,554,000     Allwaste Inc. ++++                            13,246,956       12,131,500    1.7

Health Care                  2,118,100   ++Applied Bioscience International Inc. ++++    11,142,738       15,091,462    2.1
                             1,100,000     Community Psychiatric Centers, Inc.           11,878,273       12,650,000    1.8
                             3,450,000   ++Unilab Corp. ++++                             15,588,391        9,056,250    1.3

Insurance                    1,542,000     Reliance Group Holdings, Inc.                  8,631,215       13,492,500    1.9

Printing & Publishing        1,950,000   ++National Education Corp. ++++                  9,497,493       17,550,000    2.4

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                          Value     Percent of
Industry                   Shares Held                Investments                          Cost         (Note 1a)   Net Assets
Operational Restructuring (concluded)

Retail                       1,144,200     The Limited, Inc.                           $ 20,900,662     $ 19,165,350    2.7%
                               800,000   ++Price/Costco, Inc.                            11,602,818       12,400,000    1.7
                             2,450,000     Woolworth Corp.                               33,515,617       27,562,500    3.8

Steel                          514,900     WHX Corp.                                      5,821,820        7,015,512    1.0

Telecommunications             500,000     The Allen Group, Inc.                          8,565,745        8,750,000    1.2
Equipment

                                           Total Operational Restructuring              293,965,679      313,064,092   43.6

                                           Total Investments                            646,163,706      661,999,430   92.1


                           Face Amount               Short-Term Investments

Commercial Paper**         $17,147,000     General Electric Capital Corp., 5.90%
                                             due 2/01/1996                               17,147,000       17,147,000    2.4
                               500,000     National Fleet Funding Corp., 5.50%
                                             due 3/01/1996                                  497,785          497,785    0.1

                                           Total Commercial Paper                        17,644,785       17,644,785    2.5

US Government &             35,000,000     Federal National Mortgage Association,
Agency Obligations**                         5.38% due 2/21/1996                         34,895,389       34,895,389    4.9

                                           Total US Government & Agency Obligations      34,895,389       34,895,389    4.9

                                           Total Short-Term Investments                  52,540,174       52,540,174    7.4

Total Investments                                                                      $698,703,880      714,539,604   99.5
                                                                                       ============
Other Assets Less Liabilities                                                                              3,793,159    0.5
                                                                                                        ------------  ------
Net Assets                                                                                              $718,332,763  100.0%
                                                                                                        ============  ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)On November 27, 1995, CST Entertainment Imaging, Inc.
    (Restricted) shares became freely tradeable and were combined with our existing holdings.
 (c)Currently in default.
  ++Non-income producing security.
++++Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                   Net Share          Net        Dividend
    Industry              Affiliate                                 Activity          Cost        Income
                          <
    Aerospace &           Ladish Co., Inc.                                  0     $          0      +++
     Industrial Products
    Apparel & Textile     Texfi Industries, Inc.                            0                0      +++
    Cable                 Century Communications Corp.                374,500        3,223,006      +++
    Chemicals             Specialty Chemical Resources, Inc.                0                0      +++
    Diversified           National Patent Development Corp.         (942,500)          606,816      +++
    Environmental         Allwaste Inc.                               171,400          879,820      +++
    Environmental         Matrix Service Co.                                0                0      +++
    Environmental         TETRA Technologies, Inc.                    140,000        1,610,000      +++
    Health Care           Applied Bioscience International Inc.       256,200        1,558,478      +++
    Health Care           NeoRx Corp.                                  15,400           84,277      +++
    Health Care           Unilab Corp.                                381,000        1,540,873      +++
    Home Builders         NVR, Inc.                                 (462,800)      (3,962,377)      +++
    Leisure &             CST Entertainment Imaging, Inc.                   0                0      +++
     Entertainment
    Printing &            National Education Corp.                   (50,000)        (318,625)      +++
     Publishing
    Real Estate           Resurgence Properties Inc.                        0                0      +++
    Restaurants           Houlihan's Restaurant Group, Inc.                 0                0      +++

    Total                                                                         $  5,222,268
                                                                                  ============


+++Non-income producing security.

See Notes to Financial Statements.

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$698,703,880) (Note 1a)                           $  714,539,604
                    Cash                                                                                           4,507,638
                    Foreign cash (Note 1c)                                                                               317
                    Receivables:
                      Securities sold                                                       $    9,339,165
                      Capital shares sold                                                        1,082,826
                      Interest                                                                     604,669        11,026,660
                                                                                            --------------
                    Prepaid registration fees and other assets (Note 1f)                                             153,750
                                                                                                              --------------
                    Total assets                                                                                 730,227,969
                                                                                                              --------------
Liabilities:        Payables:
                      Securities purchased                                                       7,378,172
                      Capital shares redeemed                                                    2,824,502
                      Investment adviser (Note 2)                                                  639,929
                      Distributor (Note 2)                                                         376,820        11,219,423
                                                                                            --------------
                    Accrued expenses and other liabilities                                                           675,783
                                                                                                              --------------
                    Total liabilities                                                                             11,895,206
                                                                                                              --------------

Net Assets:         Net assets                                                                                $  718,332,763
                                                                                                              ==============
Net Assets          Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:         shares authorized                                                                          $   2,120,419
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              3,129,963
                    Class C Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                                114,480
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                                324,149
                    Paid-in capital in excess of par                                                             674,788,089
                    Undistributed investment income--net                                                             221,695
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                    21,801,559
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                             15,832,409
                                                                                                              --------------
                    Net assets                                                                                $  718,332,763
                                                                                                              ==============

Net Asset Value:    Class A--Based on net assets of $271,367,581 and 21,204,187
                    shares outstanding                                                                        $        12.80
                                                                                                              ==============
                    Class B--Based on net assets of $391,253,755 and 31,299,629
                    shares outstanding                                                                        $        12.50
                                                                                                              ==============
                    Class C--Based on net assets of $14,233,090 and 1,144,803
                    shares outstanding                                                                        $        12.43
                                                                                                              ==============
                    Class D--Based on net assets of $41,478,337 and 3,241,492
                    shares outstanding                                                                        $        12.80
                                                                                                              ==============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended January 31, 1996
Investment Income   Interest and discount earned                                                              $    5,946,028
(Notes 1d & 1e):    Dividends (net of $22,472 foreign withholding tax)                                             2,583,600
                                                                                                              --------------
                    Total income                                                                                   8,529,628
                                                                                                              --------------
Expenses:           Investment advisory fees (Note 2)                                      $     3,701,004
                    Account maintenance and distribution fees--Class B (Note 2)                  2,068,836
                    Transfer agent fees--Class B (Note 2)                                          424,367
                    Transfer agent fees--Class A (Note 2)                                          249,875
                    Printing and shareholder reports                                                96,548
                    Registration fees (Note 1f)                                                     74,856
                    Account maintenance and distribution fees--Class C (Note 2)                     65,875
                    Account maintenance fees--Class D (Note 2)                                      51,769
                    Professional fees                                                               50,081
                    Custodian fees                                                                  38,385
                    Transfer agent fees--Class D (Note 2)                                           36,404
                    Accounting services (Note 2)                                                    35,833
                    Director's fees and expenses                                                    32,112
                    Transfer agent fees--Class C (Note 2)                                           14,417
                    Other                                                                           10,420
                                                                                            --------------
                    Total expenses                                                                                 6,950,782
                                                                                                              --------------
                    Investment income--net                                                                         1,578,846
                                                                                                              --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          32,937,585
(Loss) on             Foreign currency transactions--net                                          (11,677)        32,925,908
Investments &                                                                               --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (33,842,883)
(Notes 1b, 1c,        Foreign currency transactions--net                                            (3,315)      (33,846,198)
1e & 3):                                                                                    --------------    --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                                   (920,290)
                                                                                                              --------------
                    Net Increase in Net Assets Resulting from Operations                                      $      658,556
                                                                                                              ==============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the Six         For the Year
                                                                                             Months Ended           Ended
Increase (Decrease) in Net Assets:                                                         January 31, 1996     July 31, 1995
Operations:         Investment income--net                                                  $    1,578,846    $    5,192,065
                    Realized gain on investments and foreign currency
                    transactions--net                                                           32,925,908        44,266,927
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (33,846,198)       38,223,178
                                                                                            --------------    --------------
                    Net increase in net assets resulting from operations                           658,556        87,682,170
                                                                                            --------------    --------------
Dividends &         Investment income--net:
Distributions to      Class A                                                                   (2,797,570)       (2,215,404)
Shareholders          Class B                                                                   (1,123,308)         (555,940)
(Note 1g):            Class C                                                                      (55,726)          (10,793)
                      Class D                                                                     (306,920)          (75,226)
                    Realized gain on investments--net:
                      Class A                                                                  (12,381,777)      (27,461,298)
                      Class B                                                                  (18,485,951)      (39,292,892)
                      Class C                                                                     (584,344)          (85,233)
                      Class D                                                                   (1,742,435)         (474,000)
                                                                                            --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (37,478,031)      (70,170,786)
                                                                                            --------------    --------------

Capital Share       Net increase in net assets derived from capital share transactions           5,845,857       113,809,555
Transactions                                                                                --------------    --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                    (30,973,618)      131,320,939
                    Beginning of period                                                        749,306,381       617,985,442
                                                                                            --------------    --------------
                    End of period*                                                          $  718,332,763    $  749,306,381
                                                                                            ==============    ==============

                    *Undistributed investment income--net                                   $      221,695    $    2,926,373
                                                                                            ==============    ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Financial Highlights


The following per share data and ratios have been derived                                     Class A
from information provided in the financial statements.              For the Six
                                                                    Months Ended           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           Jan. 31, 1996++++  1995++++   1994++++   1993       1992
Per Share           Net asset value, beginning of period              $   13.44  $   13.31   $   13.75  $   11.40  $   11.13
Operating                                                             ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                  .07        .17         .03        .02        .06
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                        --++     1.47        1.18       3.06       1.34
                                                                      ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        .07       1.64        1.21       3.08       1.40
                                                                      ---------  ---------   ---------  ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                               (.13)      (.11)         --       (.03)      (.09)
                      Realized gain on investments--net                    (.58)     (1.40)      (1.65)      (.70)     (1.04)
                                                                      ---------  ---------   ---------  ---------  ---------
                    Total dividends and distributions                      (.71)     (1.51)      (1.65)      (.73)     (1.13)
                                                                      ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                    $   12.80  $   13.44   $   13.31  $   13.75  $   11.40
                                                                      =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     .31%+++  13.91%       9.36%     28.96%     14.54%
Return:**                                                             =========  =========   =========  =========  =========

Ratios to Average   Expenses                                              1.25%*     1.31%       1.22%      1.25%      1.35%
Net Assets:                                                           =========  =========   =========  =========  =========
                    Investment income--net                                1.02%*     1.40%        .48%       .28%       .60%
                                                                      =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)          $ 271,368  $ 286,258   $ 255,856  $ 197,995  $ 140,323
Data:                                                                 =========  =========   =========  =========  =========
                    Portfolio turnover                                   34.19%     70.36%      63.95%     67.57%     79.68%
                                                                      =========  =========   =========  =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                     Class B
from information provided in the financial statements.              For the Six
                                                                    Months Ended           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           Jan. 31, 1996++++  1995++++   1994++++   1993       1992
Per Share           Net asset value, beginning of period              $   13.12  $   13.02   $   13.46  $   11.25  $   11.04
Operating                                                             ---------  ---------   ---------  ---------  ---------
Performance:        Investment income (loss)--net                            --++      .04        (.07)      (.02)      (.05)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                        --++     1.45        1.11       2.93       1.33
                                                                      ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                         --++     1.49        1.04       2.91       1.28
                                                                      ---------  ---------   ---------  ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                               (.04)      (.02)         --         --      (.03)
                      Realized gain on investments--net                    (.58)     (1.37)      (1.48)      (.70)     (1.04)
                                                                      ---------  ---------   ---------  ---------  ---------
                    Total dividends and distributions                      (.62)     (1.39)      (1.48)      (.70)     (1.07)
                                                                      ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                    $   12.50  $   13.12   $   13.02  $   13.46  $   11.25
                                                                      =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                    (.24%)+++ 12.83%       8.21%     27.66%     13.35%
Return:**                                                             =========  =========   =========  =========  =========

Ratios to Average   Expenses                                              2.27%*     2.34%       2.24%      2.27%      2.37%
Net Assets:                                                           =========  =========   =========  =========  =========
                    Investment income (loss)--net                         (.01%)*     .37%       (.51%)     (.73%)     (.46%)
                                                                      =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)          $ 391,254  $ 414,886   $ 362,129  $ 209,534  $ 140,313
Data:                                                                 =========  =========   =========  =========  =========
                    Portfolio turnover                                   34.19%     70.36%      63.95%     67.57%     79.68%
                                                                      =========  =========   =========  =========  =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C                Class D
                                                                                          For the                   For the
                                                                             For the       Period      For the       Period
The following per share data and ratios have been derived                   Six Months   Oct. 21,     Six Months    Oct. 21,
from information provided in the financial statements.                        Ended     1994++++ to     Ended     1994++++ to
                                                                             Jan. 31,     July 31,     Jan. 31,     July 31,
Increase (Decrease) in Net Asset Value:                                     1996++++++   1995++++++   1996++++++   1995++++++
Per Share           Net asset value, beginning of period                   $    13.07   $    12.31   $    13.43   $    12.57
Operating                                                                  ----------   ----------   ----------   ----------
Performance:        Investment income--net                                         --++        .03          .05          .11
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                         --++       1.21           --++       1.25
                                                                           ----------   ----------   ----------   ----------
                    Total from investment operations                               --++       1.24          .05         1.36
                                                                           ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                     (.06)        (.05)        (.10)        (.07)
                      Realized gain on investments--net                          (.58)        (.43)        (.58)        (.43)
                                                                           ----------   ----------   ----------   ----------
                    Total dividends and distributions                            (.64)        (.48)        (.68)        (.50)
                                                                           ----------   ----------   ----------   ----------
                    Net asset value, end of period                         $    12.43   $    13.07   $    12.80   $    13.43
                                                                           ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share                          (.24%)+++   10.99%+++      .19%+++    11.72%+++
Return:**                                                                  ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                                    2.29%*       2.39%*       1.50%*       1.60%*
Net Assets:                                                                ==========   ==========   ==========   ==========
                    Investment income (loss)--net                               (.04%)*       .34%*        .74%*       1.11%*
                                                                           ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)               $   14,233   $   11,775   $   41,478   $   36,388
Data:                                                                      ==========   ==========   ==========   ==========
                    Portfolio turnover                                         34.19%       70.36%       34.19%       70.36%
                                                                           ==========   ==========   ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                ++++Commencement of Operations.
              ++++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability.
The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent of the cost of the closing transaction exceeds the premium received).

Written options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account     Distribution
                                     Maintenance Fee      Fee

Class B                                   0.25%          0.75%
Class C                                   0.25%          0.75%
Class D                                   0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $2,355        $33,884
Class D                                $5,171        $63,581

For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $270,785 and $3,133 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $51,150 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $235,320,415 and $257,248,959, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $ 32,939,637   $ 15,835,724
Short-term investments                 (2,052)            --
Foreign currency
transactions                          (11,677)        (3,315)
                                 ------------   ------------
Total                            $ 32,925,908   $ 15,832,409
                                 ============   ============

As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $15,835,724, of which $101,630,818 related to appreciated securities and $85,795,094 related to depreciated securities. At January 31, 1996, the aggregate cost of investments for Federal income tax purposes was $698,703,880.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $5,845,857 and $113,809,555 for the six months ended January
31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         2,082,398  $  27,675,040
Shares issued to shareholders
in reinvestment of dividends
and distributions                     740,876      9,936,546
                                 ------------  -------------
Total issued                        2,823,274     37,611,586
Shares redeemed                    (2,917,225)   (38,497,236)
                                 ------------  -------------
Net decrease                          (93,951) $    (885,650)
                                 ============  =============



Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         4,773,327  $  58,642,097
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,149,438     25,931,896
                                 ------------  -------------
Total issued                        6,922,765     84,573,993
Shares redeemed                    (4,852,599)   (59,460,110)
                                 ------------  -------------
Net increase                        2,070,166  $  25,113,883
                                 ============  =============



Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         4,144,519  $  53,971,637
Shares issued to shareholders
in reinvestment of dividends
and distributions                     946,032     12,394,778
                                 ------------  -------------
Total issued                        5,090,551     66,366,415
Shares redeemed                    (5,173,296)   (66,740,297)
Automatic conversion of
shares                               (245,158)    (3,169,221)
                                 ------------  -------------
Net decrease                         (327,903) $  (3,543,103)
                                 ============  =============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                        11,220,799   $134,103,392
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,047,645     36,160,407
                                 ------------  -------------
Total issued                       14,268,444    170,263,799
Shares redeemed                    (9,792,351)  (116,499,330)
Automatic conversion of
shares                               (653,362)    (7,789,181)
                                 ------------  -------------
Net increase                        3,822,731  $  45,975,288
                                 ============  =============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           418,296  $   5,376,760
Shares issued to shareholders
in reinvestment of dividends
and distributions                      32,179        419,140
                                 ------------  -------------
Total issued                          450,475      5,795,900
Shares redeemed                      (206,510)    (2,685,846)
                                 ------------  -------------
Net increase                          243,965  $   3,110,054
                                 ============  =============

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                         1,061,529  $  12,324,849
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,661         82,125
                                 ------------  -------------
Total issued                        1,069,190     12,406,974
Shares redeemed                      (168,352)    (1,968,329)
                                 ------------  -------------
Net increase                          900,838  $  10,438,645
                                 ============  =============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         1,084,541  $  14,358,718
Automatic conversion
of shares                             238,105      3,169,221
Shares issued to shareholders
in reinvestment of dividends
and distributions                     105,562      1,413,741
                                 ------------  -------------
Total issued                        1,428,208     18,941,680
Shares redeemed                      (896,263)   (11,777,124)
                                 ------------  -------------
Net increase                          531,945  $   7,164,556
                                 ============  =============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                         2,465,488  $  29,295,539
Automatic conversion
of shares                             639,176      7,789,181
Shares issued to shareholders
in reinvestment of dividends
and distributions                      47,191        517,217
                                 ------------  -------------
Total issued                        3,151,855     37,601,937
Shares redeemed                      (442,308)    (5,320,198)
                                 ------------  -------------
Net increase                        2,709,547  $  32,281,739
                                 ============  =============
[FN]
++Commencement of Operations.

5. Commitments:
At January 31, 1996, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with a value of approximately $1,227,000.





PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1996

                                        Percent of
Ten Largest Holdings                    Net Assets

Amdahl Corp.                                4.1%
Woolworth Corp.                             3.8
Tandem Computers, Inc.                      2.9
The Limited, Inc.                           2.7
Anacomp, Inc., Senior Subordinated
  Notes, 15.00% due 11/01/2000              2.5
Cox Communications, Inc. (Class A)          2.5
National Education Corp.                    2.4
ADT Ltd. (ADR)                              2.2
Corning Inc.                                2.2
Applied Bioscience International Inc.       2.1




                                        Percent of
Five Largest Industries                 Net Assets

Retail                                     11.2%
Computers & Peripherals                     9.0
Banking & Financial                         7.3
Health Care                                 6.3
Cable                                       5.9


                                        Percent of
Asset Mix                               Net Assets

Stocks                                     77.1%
Bonds                                      15.0
Cash & Cash Equivalents                     7.9

Additions (Equity Investments)

The Allen Group, Inc.
Apache Corp.
Dime Bancorp, Inc.
Integrated Device Technology, Inc.
Novell Inc.
Tekelec Inc.
Tyco Toys, Inc.
WHX Corp.


Deletions (Equity Investments)

Burlington Industries, Inc.
COR Therapeutics Inc.
First City Financial Corp.,
  Non-Convertible Preferred Stock
Freeport-McMoRan Copper & Gold, Inc.
Freeport-McMoRan, Inc.
Freeport-McMoRan, Inc. (Class B)
Gaylord Container Corp. (Warrants)
Glendale Federal Savings Bank
  (8.75% Convertible, Series E)
Kmart Corp.
The Liposome Company Inc.
Southcorp Holdings Limited
Weatherford Enterra, Inc.